Exhibit 99.1

Corporate Presentation December 2010

This presentation includes "Forward-looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation, including, without limitation, statements contained in this presentation regarding Toreador's financial position, business strategy, the rate or extent of the Company's growth, the Company's ability to complete corporate or asset-based transactions, the timing of any such transactions and the shareholder value resulting from any such transactions, plans and objectives of Toreador's management for future operations, and industry conditions, are forward- looking statements. Although Toreador believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Any forward-looking statements herein are subject to certain risks and uncertainties inherent in petroleum exploration, development and production, including, but not limited to our need and ability to raise additional capital or obtain alternative financing; our ability to maintain or renew our existing exploration permits or exploitation concessions or obtain new ones; the effect of our indebtedness on our financial health and business strategy; our ability to execute our business strategy and be profitable; our ability to replace reserves; a change in the SEC position on our calculation of proved reserves; the loss of the current purchaser of our oil production; results of our hedging activities; the loss of senior management or key employees; political, legal and economic risks associated with having international operations; disruptions in production and exploration activities in the Paris Basin; currency fluctuations; failure to maintain adequate internal controls; indemnities granted by us in connection with dispositions of our assets; unfavorable results of legal proceedings; assessing and integrating acquisition prospects; declines in prices for crude oil; our ability to compete in a highly competitive oil and gas industry; our ability to obtain equipment and personnel; extensive regulation, including environmental regulation, to which we are subject; terrorist activities; our success in development, exploitation and exploration activities; reserves estimates turning out to be inaccurate; differences between the present value and market value of our reserves and other risks and uncertainties described in the company's filings with the Securities and Exchange Commission. Any one or more of these factors or others could cause actual results to differ materially from those expressed in any forward-looking statement. All subsequent written and oral forward-looking statements attributable to Toreador or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements disclosed in this paragraph and otherwise in this presentation. The historical results achieved by Toreador are not necessarily indicative of its future prospects. Toreador undertakes no obligation to publicly update or revise any forward looking-statements, whether as a result of new information, future events or otherwise. Disclaimer

Cautionary Note regarding Hydrocarbon Disclosures The U.S. Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only resources that qualify as "reserves" as defined by SEC rules. We use terms describing hydrocarbon quantities in this presentation including "original oil in place" (OOIP), "oil in place" (OIP), "barrels in place" and "EUR" (estimated ultimate recovery), that the SEC's guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves prepared in accordance with SEC definitions and guidelines and accordingly are substantially less certain. Investors are urged to consider closely the reserves disclosures in our Annual Report on Form 10-K for the year ended December 31, 2009 and in our other filings with the SEC. In this presentation, the terms other than "proved reserves" refer to the Company's internal estimates of hydrocarbon volumes that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Those estimates are based on economic assumptions with regard to commodity prices that differ from the prices required by the SEC to be used in calculating proved reserves. In addition, these hydrocarbon volumes may not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or the SEC's oil and gas disclosure rules. The terms "original oil in place" and "oil in place" are not intended to reflect recoverable volumes, which are dependent upon achievable recovery rates using available technologies. Unless otherwise stated, hydrocarbon volume estimates have not been risked by Company management. Factors affecting ultimate recovery include the scope of our drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, drilling results, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be ultimately recovered from the Company's interests will differ substantially from the Company's estimates of potential resources, and could be significantly less than the Company's targeted recovery rate. In addition, our estimates may change significantly as development of the Company's resource plays and prospects provide additional data.

Introduction Julien BALKANY

Executive Summary

TOREADOR

Building a Leading Oil and Gas E&P Company in France	■ Headquartered in Paris ■ Leading position in Paris basin (unconventional and conventional asset plays) ■ Listed on NASDAQ (TRGL) and Euronext Paris (TOR) with a €306.5 million market cap
High Calibre Management Team and Board	■ Focused leadership with proven track record ■ Solid oil and gas experience and deep understanding of operations in the Paris basin ■ Technical competence complemented by Hess
Significant Unconventional Resource Potential	■ 1.7 million acres of shale oil acreage gross to Toreador and Hess[(1)] in the Paris basin (awarded and pending) ■ Estimated 100 billion barrels of oil generated from source rocks in the Paris basin[(2)] ■ Rig contracted for six exploration wells, drilling expected to begin in Jan 2011
JV With a Leading Company in Unconventional Oil and Gas	■ Executed a JV with Hess in May 2010, up to US$265 million of potential value ■ "Best in class" terms for a JV in the European unconventional sector[(3)] ■ Hess is a leading US oil and gas E&P company (market cap over US$24 billion, over 400,000 bbls/d production) with a dominant position in the Bakken oil shale play

(1) *Acreage expressed as a gross amount to Hess and Toreador before any third party participation. About 780,000 acres gross already awarded, translating into approximately 680,000 net acres to Hess and Toreador who each have a right to 50% of the net acreage. Additional acreage pending competitive award*

(2) *Estimate from Temis 2D model created by BeicipFranlab (Oct 2009). See also "Hydrocarbon Migration in the Paris Basin" (Poulet, Espitalié, 1987)*

(3) *See further page 24*

Company Overview Marc SENGES

Toreador Overview

TOREADOR

- **Assets**

  Paris Basin, France (100% Crude Oil)
  - About 1.7 million gross acres[1] of which 880,000 acres pending award across multiple permits
  - Conventional: Production, Reserves, Exploration
  - Unconventional: Exploration. Investment Agreement[2] with Hess signed on May 10, 2010 for Paris Basin. Total potential value of deal (including contingent amounts) up to US$265 million
- **Headquarters**

  US Delaware Corporation based in Paris, France
- **Listing**
  - NASDAQ: TRGL / EURONEXT PARIS: TOR
  - ~€306.5 million / ~US$390 million Market Cap[3]
- **Cash position / capital commitments**
  - Cash and cash flow positive. Capital commitments fully carried by Hess up to US$120 million
- **Current Production**

  883 bbls/d[4]
- **Remaining Conventional Reserves**[5]
  - 1P: 5.8 mmbbls
  - 2P: 9.1 mmbbls

(1) The 780,000 gross acres awarded to Toreador and Hess as of December 2010 translate to approximately 680,000 net acres to Toreador and Hess, who each have a right to 50% of the net acreage. One km^2 equals 247.105 acres

(2) Received first stage approval on 25 June 2010 from the French authorities. The US$265 million total potential deal value includes an upfront payment of US$15 million, up to US$ 120 million carry for a two phase work program and contingent success fees of US$ 80million and US$50 million

(3) As at 9 December 2010. FX rate 1.27 US$ per €

(4) Average production first nine months 2010

(5) Gaffney, Cline & Associates, reserves as at 31 December 2009

(all in US$ million, unless indicated) Jan 2009 30 Sep 2010 Assets Turkey, Romania, Hungary, France France Cash 20 53.6 Debt Convertible Debt (2010)(1) 80 32.4(2) Convertible Debt (2013)(1) -- 34.7(3) Other Debt 30 -- Net Financial Indebtedness 90 13.5 Market Cap 40 390(4) Committed Capex 25 -- Date between brackets reflects earliest convertible bonds put date Toreador retired the convertible debt (2010) in October and November 2010 $31,631,000 aggregate principal amount of new 8.00%/7.00% Convertible Senior Notes due 2025 Market cap as at 9 December 2010 Successful Turnaround

A Leading Position in Paris Basin 1.7 million acres gross to Toreador and Hess awarded and pending

Strategy Strong, Qualified, Experienced Management in Conventional Space Testing and DevelopingUnconventional SpaceRigorous Governance& Technical CompetenceReinforceConventional Position 1st Mover in French Unconventional European Independent E&P Leader

Paris Basin Overview Craig McKENZIE

Liassic Source Rock Conventional Reservoirs Paris Basin Key Statistics(1) Intracratonic, structurally simple Paris Basin Geology Number of Wells Drilled More than 2,000 Wells Oil Fields 52 Fields Discovered Cumulative Production 285 million bbls Annual Production (2009) Approx. 11,000 bopd Source: BEPH Annual Review 2009

Paris Basin - Stable & Attractive 59.5% Operating Netback - Production costs - Surface costs - Oil Transportation - Production Taxes - Local G&A 9 month 2010 Operating Netback (based on oil price of US$74.81/bbl) A mature oil producing basin with a favourable fiscal regime Source: Toreador 10-Q, Nine months ended 30 September 2010 financial results Lease Operating Expense

Paris Basin Geography & Infrastructure Sparsely populated, rural environment, access to good infrastructure Chateau Thierry Paris Seine Crude Oil Gas Refined products Crude Oil Crude Oil 50 km

Paris Basin Conventional Oil Craig McKENZIE

Conventional Producing Fields 2009 and 9M 2010 performance Producing concessions are excluded from the deal with Hess The Chateaurenard and St Firmin Des Bois concessions are subject to renewal by 1st January 2011 Gaffney, Cline & Associates, reserves as at 31 December 2009 117 Mature, low decline fields Field name(1) Permit Horizon Date W.I. Cum.Prod (mmbbls) Remaining Proved Reserves (mmbbls)(3) 2009 Prod (bopd) 9M 2010 Prod (bopd) Neocomian(2) Chateaurenard, St Firmin Des Bois Neocomian 1958 100% 32.1 5.4 782 Charmottes Charmottes Dogger 1984 100% 1.1 0.3 Charmottes Charmottes Triassic 1984 100% 0.5 0.1 5.8 900 883

Conventional Prospects

Post drilling analysis and next steps

TOREADOR

La Garenne (Rigny-le-Ferron permit)

- Structure confirmed: five-meter reservoir within a 50-meter oil column in the target Dogger formation
- Low permeability in the vicinity of the wellbore
- Decision whether or not to develop the reservoir will be made in 2011

Other prospects

- Technical team is reworking all conventional prospects with a goal to drill a well in 2011
- Plan to drill 1 to 2 prospects per year, subject to Board approval

Prospect Name	Zone	WI(1) %	Gross Cost, US$m(2)	Play type
Arville	Aufferville	100	2.5	Dogger Strat / Struc Trap
CR76	Neocomian	100(1)	1.0	Dogger Strat / Struc Trap
Les Collins	Courtenay	100	4.2	Dogger Strat / Struc Trap
Mairy	Mairy	50	3.2	Triassic Structural Trap

(1) Producing concessions are excluded from the deal with Hess
(2) Management estimates, planning phase. All capital expenditure is discretionary

Paris Basin Shale Oil Craig McKENZIE

European Shale Landscape: Key Basins & Players Significant interest from large independents & Majors across Europe

Paris Basin Shale Oil

Highlights

TOREADOR


A new, significant resource play in Europe focused on oil, close to market in an attractive and stable fiscal environment
Numerous similarities between the North American Bakken Shale and the French Liassic Source Rock
Estimated 100 billion bbls of oil generated in the Paris Basin(2)
Two vertical fracks by another operator (Vermilion) reported to have positive results(1)

(1) As per Vermilion Investor Day Presentation, 3 June 2010, Vermilion 2010 Q2 report, and Vermilion 2010 Q3 report

(2) Estimate from Temis 2D model created by BeicipFranlab (Oct 2009). See also "Hydrocarbon Migration in the Paris Basin" (Poulet, Espitalié, 1987)

Paris Basin Shale Oil Bakken analogy summary Paris Basin Shale Oil Bakken TOC 0 - 12% (avg. 5%) 0 - 40% (avg. 10%) Tmax 445°C 445°C Source Rock Type II Type II Organic Matter Marine plankton + anaerobic bacteria Marine plankton + anaerobic bacteria Quartz Content 26% - 58% 20% - 68% Depositional environment Marine and oxygen restricted Marine and oxygen restricted Competent Layer Banc de Roc Middle Bakken Net Thickness 1 - 40 meters (4 - 130 feet) 2 - 20 meters (7 - 66 feet) Porosity Up to 12% 8 - 12% Permeability Up to 5mD 0.05 - 0.5 mD Oil Gravity API 38° 42° Source: Company estimates based on analysis of publicly available data

50 150 100 30 20 50 10 0 40 0 Meters Feet Similar lithology to the Bakken Same scale Paris Basin Williston Basin (Bakken) Paris Basin Shale Oil

Paris Basin Shale Oil Size of the Prize Schistes Carton Sinemurian / Hettangian Shale Banc de Roc Amaltheus Shale 30 billion bbls 10 billion bbls 60 billion bbls Total oil generated in the Paris Basin(1) Amount generated on permit from layer , or . X ...% Amount generated which has not migrated Estimate from Temis 2D model created by BeicipFranlab (Oct 2009) Example Methodology of calculating recoverable reserves Amount recoverable X ...% 1 2 3 1 2 3 1 2 3 1 2

Paris Basin Shale Oil Metrics Paris Basin Shale (Company estimates) Bakken Cost of a well (in US$ million) 5 - 7(1) 10 ? 6 Days per well 30 - 40 50 ? 25 Initial production (bbls per day) 400(2) 800+ Reserves per well (thousands bbls) 500(2) 400 - 1,000 Well spacing (acres) 640(2) 1,280 ? 320 Lower number assumes technological progress and economies of scale Company estimates, based on analogous Bakken Well

Total potential value of the deal (which includes all contingent amounts) up to US$ 265 million Hess earns up to a 50% share of Toreador's working interests in both Toreador's awarded and pending exploration permits(1;2) in return for Upfront Payment of US$15 million Work Program Up to US$120 million, carrying 100% of Toreador's share over two phases (US$50 million + US$70 million). Beyond the carried investment, costs are shared 50/50 Two types of Contingent Success Fees up to a Total of US$130 million Reserves Success Fee US$1.00 per bbl for each bbl of gross booked reserves attributable to the acreage, capped at US$80 million Production Success Fee If total production on acreage exceeds 20,000 bbls/d for 30 consecutive days Monthly payment equal to 10% of Hess' monthly production revenue from the acreage Maximum 36 months, capped at US$50 million A defined geographical zone where Hess and Toreador share all future permits 50-50 (an "Area of Mutual Interest" - see page 7) Joint Venture with Hess Highlights of the deal signed in May 2010 Excludes producing concessions (Charmottes & Neocomian) Hess will also have the right to become operator for those exploration permits where Toreador operates

European Shale JV Precedents 3Legs/ ConocoPhillips BNK Petroleum/ RAG & Sorgenia San Leon/ Talisman Toreador / HESS Date of transaction Aug 2009 Oct 2009 Mar 2010 May 2010 Acreage position, gross 1,078,000 720,000 598,000 800,000 Original % in licence 100% 80% 100% 100% Work program, US$ million 38.0 25.0 80.0 120.0 % share of work program being carried 100% 73.33% 100% 100% Remaining % interest post JV 30% 21% 40% or 70%(1) 50% Upfront Payment, US$ million 7.0(2) 3.0(3) 2.0(4) 15.0 Success Fee, US$ million - - - Up to 130 Sources: Company press release Talisman will be assigned a 60% interest in each concession, reducing to 30% if it doesn't elect to drill the optional second well Signature Payment Management fee to be earned immediately Talisman has paid San Leon €1.5 million on signing the joint venture agreement. EUR/USD exchange rate as of 1st March 2010 Toreador's deal is best-in-class

Paris Basin Shale Oil Proving the concept T-208 - 2750m First drilling location

Paris Basin Shale Oil Proving the concept (cont'd) Indicative Timeline(1) 2010 2011 2010 2011 Actual drilling sequence may vary

EuroNext Listing Marc SENGES

-30- NYSE Euronext Professional Compartment Professional Compartment Overview Created in 2007 by AMF to allow dual listing in Paris for foreign companies Professional compartment total market capitalisation of €127 billion as of 8th December 2010 Toreador is the 10th company to be listed on the professional compartment Market mainly designed for « Qualified Investors » as defined by the article L. 411-2 of the French Financial & Monetary Code Ban on soliciting public investment, but possibility for individuals to trade on the professional market under certain conditions

Listing Terms & Benefits Terms of Toreador listing on the professional compartment Simultaneous listing on NASDAQ and NYSE Euronext Simplified disclosure obligations on NYSE Euronext Recognition of SEC standard documentations from the AMF Reporting on « US GAAP » Allows communication in English Benefits Offering European investors increased accessibility to Toreador Improving the liquidity of the Company's shares Next logical step in our effort to create a European-focused E&P company

Closing Remarks and Q&A Julien BALKANY

Corporate Presentation December 2010